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                                                                   Exhibit 23.1


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-80573.


                                              ARTHUR ANDERSEN LLP

San Diego, California
 March 30, 2000